UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  February 12, 2001


                           COUNTRYWIDE HOME LOAN TRUST
                   Home Loan-Backed Notes, Series 2001-HLV1
               (Exact name of registrant as specified in its charter)



New York (governing law of           333-43091-09       PENDING
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On February 12, 2001 a distribution was made to holders of COUNTRYWIDE HOME LOAN TRUST, Home Loan-Backed Notes, Series 2001-HLV1.

ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1 Monthly report distributed to holders of Home Loan-Backed Notes, Series 2001-HLV1, relating to the February 12, 2001 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            COUNTRYWIDE HOME LOAN TRUST
                     Home Loan-Backed Notes, Series 2001-HLV1

              By:   Wells Fargo Bank Minnesota, N.A. as Indenture Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 2/20/01


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Home Loan-Backed Notes, Series 2001-HLV1 Trust, relating to the February 12, 2001 distribution.